UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2023

Date of reporting period:  July 31, 2023

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT
July 31, 2023

O’Shaughnessy Market Leaders Value Fund
Class I Shares – OFVIX

TABLE OF CONTENTS

Letter to Shareholders	1
Performance Summary	3
Expense Example	4
Sector Allocation of Portfolio Assets	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Notice to Shareholders	22
Householding	22
Information about Trustees and Officers	23
Privacy Notice	26

O’Shaughnessy Market Leaders Value Fund

Market Leaders Value Fund

For the fiscal year ended July 31, 2023, the O’Shaughnessy Market Leaders Value Fund (the “Market Leaders Value Fund” or the “Fund”) outperformed its benchmark index, with Class I shares returning 12.38%, while the Russell 1000 Value™ Index returned 8.28%.

Having a lower exposure to mega cap stocks than the benchmark aided the strategy by +0.05%. Our focus on the top decile of stocks by Shareholder Yield added +3.70%. From the top decile of Shareholder Yield, we eliminate low quality stocks. This detracted -1.94% from relative returns. Finally, our portfolio construction methodology, which seeks to own more of stocks qualifying more frequently, recently, and with the highest overall factor profile added +3.50%.

Within allocation effects, an underweight to Utilities and Health Care and an overweight to Energy aided performance. An overweight to Real Estate and underweight to Communication Services detracted from returns. Selection within Information Technology and Health Care was the largest contributor to performance, while selection within Communication Services and Materials was the largest detractor.

The Market Leaders Value Fund benefitted from holdings in Builders FirstSource, Inc., Fair Isaac Corp., and Marathon Petroleum Corp. Positions in Lumen Technologies, Inc., Meta Platforms, Inc., and JP Morgan Chase & Co. detracted from returns.

Based on our key themes, we attempt to position the strategy with strong and consistent characteristic advantages versus its benchmark and relative to the overall market. Portfolio positions generally have higher levels of return on capital, lower reliance on external financing, and trade at deep discounts across a number of valuation factors.

Outlook

Stocks deliver returns to shareholders over time based on three drivers—ability to grow their business, expansion of their price multiple, and prudent capital allocation practices like returning capital to shareholders.

We view share buybacks as one of many levers that management teams can use to allocate capital. Within Shareholder Yield, buybacks sit side-by-side with dividend yield, another mechanism for the return of capital.

We acknowledge that all companies executing buybacks are not created equally, and some firms should likely not be returning cash. We believe these firms will likely go on to underperform, and our process is designed to exclude such stocks from our portfolio.

We focus on a subset of firms returning capital to shareholders at super-normal rates, as this tends to be indicative of management’s conviction in the underlying business. Our quality screens further attempt to exclude firms executing buybacks for the wrong reasons—performing debt for equity swaps and manipulating earnings per share.

When the combination of buybacks and dividends is paired with assessments of valuation and business quality, we believe the portfolio narrows in on a set of businesses with conservative accounting practices that are indicative of strong cash generation, low reliance on outside sources of capital, and that are generating good cash returns on businesses.

Our Shareholder Yield signal has always been viewed on a trailing twelve-month basis. In other words, dividends and buybacks that have actually been executed. We do this because companies with strong Shareholder Yield have historically experienced positive excess returns over the following 12-18 months on average, even after the buyback programs have run their course.

As of July 31st, the Fund’s holdings showed significantly higher Shareholder Yield than the benchmark. Our Fund returned over 2.8x the capital to shareholders while maintaining a discounted Price to Earnings and Price to Sales ratio, 34% and 41% respectively. Additionally, our holdings have over 3.4x the free cashflow yield. Our Fund chooses holdings with disciplined management teams that have been returning capital to shareholders at super-normal rates.

Because we build portfolios from the bottom up using time-tested screening “factors,” we think about performance through the lens of factors first, and individual stocks and industries second. The stocks and industries where we have active exposures are a result of the factors themselves, so in some sense they measure the effects of factor combinations that we believe to be beneficial over the long term.

O’Shaughnessy Market Leaders Value Fund

Our research leads us to believe that market leadership is cyclical, but that valuation, momentum, and yield are incredibly effective individual selection factors given a three- to five-year time horizon.

We believe that maintaining a portfolio of stocks trading at discounted valuations that possess reasonable quality, decent momentum, and high yields is a compelling long-term investment strategy with a considerably higher probability of success than trying to generate outperformance through market timing or traditional stock picking.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility, and differences in accounting methods. Emerging markets countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. Such risks may be magnified with respect to securities of issuers in frontier emerging markets. Real estate investment trusts and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt and erratic price movements than the overall securities markets. Investments in small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Market Leaders Value Fund may experience higher fees and is subject to additional risks due to investments in other investment companies (including ETFs).

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please read the Schedule of Investments for a complete list of Fund holdings.

The Russell 1000 Value® Index (“Russell 1000”) measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. You cannot invest directly in an index.

“Shareholder Yield” is the combination of dividend yield and the rate at which the company is buying back shares of its stock at the time of initial purchase.

“Buyback” is a repurchase of outstanding shares by a company to reduce the number of shares on the market and increase the value of remaining shares.

“Dividend yield” is the financial ratio that shows how much a company pays out in dividends each year relative to its share price (equal to most recent dividend payment per share (annualized) divided by price per share).

“Cash Flows” are the net amount of cash and cash-equivalents moving into and out of a business.

“Free Cash Flow Yield” is a financial solvency ratio that determines the company’s cash flow in case of its liquidation or other obligations by comparing the free cash flow per share a company is expected to earn against its market value per share. It also shows the cash flow level the company may earn against the share market value. The ratio is calculated by taking the free cash flow per share divided by the current share price.

“Price-to-Earnings Ratio” or “P/E valuation” is a ratio for valuing a company that measures its current share price relative to its per-share earnings (equal to Market Value per Share divided by Earnings per Share).

“Price to Sales ratio” shows how much investors are willing to pay per dollar of sales for a stock. The P/S ratio is calculated by dividing the stock price by the underlying company’s sales per share.

“Return on capital” (ROC) is a ratio used as a measure of the profitability and value-creating potential of companies after taking into account the amount of initial capital invested. The ratio is calculated by dividing the after-tax operating income by the book value of both debt and equity capital less cash/equivalents.

Earnings growth is not representative of the Fund’s future performance.

Must be preceded or accompanied by a prospectus.

The O’Shaughnessy Market Leaders Value Fund is distributed by Quasar Distributors, LLC.

O’Shaughnessy Market Leaders Value Fund

Comparison of the change in value of a $10,000 investment in the
O’Shaughnessy Market Leaders Value Fund – Class I Shares vs. the Russell 1000® Value Index

			Since
Average Annual Total Return As of 7/31/23:	1 Year	5 Year	Inception[1]
O'Shaughnessy Market Leaders Value Fund – Class I	12.38%	7.99%	11.70%
Russell 1000® Value Index	8.28%	8.01%	10.49%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-291-7827. Gross expense ratio: 0.52%.

Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance. Indices do not incur expenses and are not available for investment.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

[1]	The Fund commenced operations on February 26, 2016.

O’Shaughnessy Market Leaders Value Fund

Expense Example
at July 31, 2023 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (2/1/23 – 7/31/23).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	2/1/23	7/31/23	2/1/23 – 7/31/23
Actual	$1,000.00	$1,038.60	$2.73
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71

*
Expenses are equal to the Fund’s annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

O’Shaughnessy Market Leaders Value Fund

Sector Allocation of Portfolio Assets
at July 31, 2023 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

O’Shaughnessy Market Leaders Value Fund

Schedule of Investments
at July 31, 2023

Shares		Value
	COMMON STOCKS – 94.25%
	Aerospace & Defense – 0.47%
2,585	Lockheed Martin Corp.	$1,153,866

	Air Freight & Logistics – 4.10%
69,936	C.H. Robinson Worldwide, Inc.	7,006,189
23,944	Expeditors International of Washington, Inc.	3,048,071
		10,054,260

	Biotechnology – 1.63%
17,036	Amgen, Inc.	3,988,979

	Broadline Retail – 0.63%
34,711	eBay, Inc.	1,544,987

	Building Products – 5.06%
74,137	Builders FirstSource, Inc.*	10,707,608
28,106	Masco Corp.	1,705,472
		12,413,080

	Capital Markets – 1.46%
8,757	Morgan Stanley	801,791
38,460	State Street Corp.	2,786,042
		3,587,833

	Chemicals – 6.69%
19,882	CF Industries Holdings, Inc.	1,631,915
130,826	Dow, Inc.	7,387,743
30,633	DuPont de Nemours, Inc.	2,378,040
42,292	Eastman Chemical Co.	3,619,349
33,918	Mosaic Co.	1,382,498
		16,399,545

	Commercial Banks – 3.13%
96,109	Bank of New York Mellon Corp.	4,359,505
5,024	PNC Financial Services Group, Inc.	687,735
56,582	Wells Fargo & Co.	2,611,825
		7,659,065

	Consumer Finance – 4.26%
7,782	Capital One Financial Corp.	910,650
43,414	Discover Financial Services	4,582,348
143,138	Synchrony Financial	4,943,986
		10,436,984

	Containers & Packaging – 1.95%
12,270	Crown Holdings, Inc.	1,138,165
100,780	International Paper Co.	3,634,127
		4,772,292

	Distributors – 0.81%
36,255	LKQ Corp.	1,986,411

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Schedule of Investments (Continued)
at July 31, 2023

Shares		Value
	COMMON STOCKS (Continued)
	Financial Services – 2.55%
218,029	Equitable Holdings, Inc.	$6,255,252

	Health Care Providers & Services – 6.55%
71,378	Cardinal Health, Inc.	6,528,946
12,188	Cigna Corp.	3,596,679
6,293	HCA Holdings, Inc.	1,716,793
5,158	McKesson Corp.	2,075,579
15,730	Quest Diagnostics, Inc.	2,126,853
		16,044,850

	Hotels, Restaurants & Leisure – 2.44%
614	Booking Holdings, Inc.*	1,824,071
16,906	Darden Restaurants, Inc.	2,855,762
6,473	Marriott International, Inc. – Class A	1,306,316
		5,986,149

	Household Durables – 2.59%
7,613	Lennar Corp. – Class A	965557
454	NVR, Inc.*	2,863,123
29,935	PulteGroup, Inc.	2,526,215
		6,354,895

	Industrial Conglomerates – 2.04%
44,742	3M Co.	4,988,733

	Insurance – 7.01%
127,238	American International Group, Inc.	7,669,908
63,414	Hartford Financial Services Group, Inc.	4,558,198
36,702	MetLife, Inc.	2,311,125
33,137	Principal Financial Group, Inc.	2,646,652
		17,185,883

	IT Services – 1.64%
36,406	Global Payments, Inc.	4,013,762

	Machinery – 0.61%
15,097	Stanley Black & Decker, Inc.	1,498,679

	Media – 4.78%
5,711	Charter Communications, Inc. – Class A*	2,314,039
154,712	Comcast Corp. – Class A	7,002,265
67,877	Fox Corp. – Class A	2,270,486
6,093	Liberty Global PLC – Class C*#+	120,398
		11,707,188

	Metals & Mining – 2.83%
21,648	Nucor Corp.	3,725,405
30,216	Steel Dynamics, Inc.	3,220,421
		6,945,826

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Schedule of Investments (Continued)
at July 31, 2023

Shares		Value
	COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels – 11.31%
47,716	APA Corp.	$1,932,021
15,314	ConocoPhillips	1,802,764
151,635	Coterra Energy, Inc.	4,176,028
36,619	Devon Energy Corp.	1,977,426
164,356	Marathon Oil Corp.	4,317,632
73,387	Marathon Petroleum Corp.	9,761,938
29,087	Valero Energy Corp.	3,749,605
		27,717,414

	Professional Services – 0.74%
7,878	Verisk Analytics, Inc.	1,803,589

	Semiconductors & Semiconductor Equipment – 4.37%
20,823	KLA Corp.	10,701,981

	Software – 2.19%
6,412	Fair Isaac Corp.*	5,373,064

	Specialty Retail – 4.04%
1,167	AutoZone, Inc.*	2,896,167
31,867	Best Buy Co., Inc.	2,646,554
18,569	Lowe's Cos., Inc.	4,350,160
		9,892,881

	Technology Hardware, Storage & Peripherals – 3.31%
28,368	Dell Technologies, Inc. – Class C	1,501,235
136,768	HP, Inc.	4,490,092
33,375	Seagate Technology Holdings PLC#	2,119,313
		8,110,640

	Textiles, Apparel & Luxury Goods – 0.46%
26,218	Tapestry, Inc.	1,131,307

	Tobacco – 4.11%
221,898	Altria Group, Inc.	10,078,607

	Trading Companies & Distributors – 0.49%
7,427	Ferguson PLC#	1,200,352
	Total Common Stocks (Cost $201,302,560)	230,988,354

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Schedule of Investments (Continued)
at July 31, 2023

Shares		Value
	REITs – 5.10%
	Equity Real Estate Investment Trusts (REITs) – 5.10%
279,056	Host Hotels & Resorts, Inc.	$5,134,631
27,157	Simon Property Group, Inc.	3,383,762
116,720	Weyerhaeuser Co.	3,975,483
	Total REITs (Cost $11,749,664)	12,493,876
	Total Investments in Securities (Cost $213,052,224) – 99.35%	243,482,230
	Other Assets in Excess of Liabilities – 0.65%	1,600,542
	Net Assets – 100.00%	$245,082,772

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
+	Non-voting shares.
REIT – Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Statement of Assets and Liabilities
at July 31, 2023

ASSETS
Investments in securities, at value (cost $213,052,224)	$243,482,230
Cash	1,615,937
Receivables:
Securities sold	116,463
Fund shares issued	155,752
Dividends	178,283
Dividend tax reclaim	11,485
Prepaid expenses	24,550
Total assets	245,584,700

LIABILITIES
Payables:
Fund shares redeemed	27,603
Securities purchased	343,028
Administration fees	4,130
Audit fees	21,000
Transfer agent fees and expenses	9,052
Due to Advisor (Note 4)	81,501
Custody fees	2,853
Legal fees	258
Fund accounting fees	2,777
Chief Compliance Officer fee	1,250
Shareholder reporting	6,849
Accrued other expenses	1,627
Total liabilities	501,928
NET ASSETS	$245,082,772

CALCULATION OF NET ASSET VALUE PER SHARE
Class I Shares
Net assets applicable to shares outstanding	$245,082,772
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	13,805,213
Net asset value, offering and redemption price per share	$17.75

COMPONENTS OF NET ASSETS
Paid-in capital	$228,238,822
Total distributable earnings	16,843,950
Net assets	$245,082,772

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Statement of Operations
For the Year Ended July 31, 2023

INVESTMENT INCOME
Income
Dividends (net of withholding taxes of $1,884)	$6,418,633
Total income	6,418,633
Expenses
Advisory fees (Note 4)	971,504
Transfer agent fees and expenses (Note 4)	96,203
Administration fees (Note 4)	48,357
Fund accounting fees (Note 4)	32,464
Registration fees	31,797
Audit fees	21,000
Custody fees (Note 4)	16,473
Trustee fees and expenses	15,880
Chief Compliance Officer fee (Note 4)	15,001
Reports to shareholders	8,397
Legal fees	7,724
Miscellaneous expense	7,617
Insurance expense	4,215
Total expenses	1,276,632
Net investment income	5,142,001

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	8,345,060
Net change in unrealized appreciation/(depreciation) on investments	14,039,879
Net realized and unrealized gain on investments	22,384,939
Net increase in net assets resulting from operations	$27,526,940

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	July 31, 2023	July 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$5,142,001	$4,993,355
Net realized gain on investments	8,345,060	26,617,835
Net change in unrealized
appreciation/(depreciation) on investments	14,039,879	(34,066,962)
Net increase/(decrease) in net assets
resulting from operations	27,526,940	(2,455,772)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(18,420,211)	(4,970,972)
Total distributions to shareholders	(18,420,211)	(4,970,972)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(19,696,289)	8,099,313
Total increase/(decrease) in net assets	(10,589,560)	672,569

NET ASSETS
Beginning of year	255,672,332	254,999,763
End of year	$245,082,772	$255,672,332

(a)	A summary of share transactions is as follows:

Class I Shares
Net proceeds from shares sold	$39,048,916	$70,559,101
Distributions reinvested	16,702,581	4,559,531
Payment for shares redeemed	(75,447,786)	(67,019,319)
Net increase/(decrease) in net assets
from capital share transactions	$(19,696,289)	$8,099,313

Class I Shares
Shares sold	2,343,946	4,039,448
Shares issued on reinvestment of distributions	1,027,219	255,293
Shares redeemed	(4,595,266)	(3,736,932)
Net increase/(decrease) in shares outstanding	(1,224,101)	557,809

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Financial Highlights
For a share outstanding throughout each year

Class I Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$17.01	$17.62	$11.95	$13.64	$14.78

Income from investment operations:
Net investment income	0.37	0.33	0.31	0.27 †	0.24 †
Net realized and unrealized
gain/(loss) on investments	1.62	(0.61)	5.67	(1.73)	(0.49)
Total from investment operations	1.99	(0.28)	5.98	(1.46)	(0.25)

Less distributions:
From net investment income	(0.34)	(0.33)	(0.31)	(0.23)	(0.12)
From net realized gain on investments	(0.91)	—	—	—	(0.77)
Total distributions	(1.25)	(0.33)	(0.31)	(0.23)	(0.89)

Redemption fees retained	—	—	—	0.00 †^	0.00 †^

Net asset value, end of year	$17.75	$17.01	$17.62	$11.95	$13.64

Total return	12.38%	-1.67%	50.66%	-10.97%	-0.90%

Ratios/supplemental data:
Net assets, end of year (thousands)	$245,083	$255,672	$255,000	$160,980	$207,655

Ratio of expenses to average net assets:
Before fee waiver	0.53%	0.52%	0.56%	0.57%	0.59%
After fee waiver	0.53%	0.52%	0.56%	0.57%	0.59%

Ratio of net investment income
to average net assets:
Before fee waiver	2.13%	1.89%	1.98%	2.09%	1.76%
After fee waiver	2.13%	1.89%	1.98%	2.09%	1.76%

Portfolio turnover rate	63.50%	96.82%	68.71%	83.04%	53.98%

†	Based on average shares outstanding.
^	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Notes to Financial Statements
at July 31, 2023

NOTE 1 – ORGANIZATION

The O’Shaughnessy Market Leaders Value Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund, which is a diversified fund, began operations on February 26, 2016. The investment objective of the Fund is to seek long-term capital appreciation and current income. The Fund currently offers only Class I shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended July 31, 2023, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Distributable Earnings	Paid-in Capital
$(1,585,112)	$1,585,112

O’Shaughnessy Market Leaders Value Fund

Notes to Financial Statements (Continued)
at July 31, 2023

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of July 31, 2023, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

O’Shaughnessy Market Leaders Value Fund

Notes to Financial Statements (Continued)
at July 31, 2023

NOTE 3 – SECURITIES VALUATION (Continued)

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and real estate investment trusts, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market system for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by a recognized independent pricing agent. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment advisor, O’Shaughnessy Asset Management, LLC (the “Advisor”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Advisor, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of July 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$11,707,189	$—	$—	$11,707,189
Consumer Discretionary	26,896,630	—	—	26,896,630
Consumer Staples	10,078,607	—	—	10,078,607
Energy	27,717,415	—	—	27,717,415
Financials	49,138,777	—	—	49,138,777
Health Care	20,033,830	—	—	20,033,830
Industrials	33,112,558	—	—	33,112,558
Information Technology	24,185,685	—	—	24,185,685
Materials	28,117,663	—	—	28,117,663
Total Common Stocks	230,988,354	—	—	230,988,354
REITs	12,493,876	—	—	12,493,876
Total Investments in Securities	$243,482,230	$—	$—	$243,482,230

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

O’Shaughnessy Market Leaders Value Fund

Notes to Financial Statements (Continued)
at July 31, 2023

NOTE 3 – SECURITIES VALUATION (Continued)

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Fund pays fees calculated at an annual rate of 0.55% of average daily net assets for the first $25 million of assets, 0.45% of the Fund’s average daily net assets for the next $75 million of assets, and 0.35% of the Fund’s average daily net assets in excess of $100 million. For the year ended July 31, 2023, the Fund incurred $971,504 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, extraordinary expenses or class specific expenses such as Rule 12b-1 fees or shareholder servicing plan fees) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.65% of average daily net assets.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund towards the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended July 31, 2023, there were no expenses waived or recouped by the Advisor. At July 31, 2023, there were no cumulative expenses subject to recapture.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended July 31, 2023 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC doing business as ACA Foreside, a division of ACA Group.

O’Shaughnessy Market Leaders Value Fund

Notes to Financial Statements (Continued)
at July 31, 2023

NOTE 5 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended July 31, 2023, the Fund did not accrue shareholder servicing fees.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $152,733,393 and $181,298,420, respectively. There were no purchases or sales of U.S. government securities during the year ended July 31, 2023.

NOTE 7 – LINE OF CREDIT

The Fund has a secured line of credit in the amount of $5,000,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank N.A. During the year ended July 31, 2023, the Fund did not draw upon its line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended July 31, 2023 and the year ended July 31, 2022 were as follows:

	July 31, 2023	July 31, 2022
Ordinary income	$5,064,766	$4,970,972
Long-term capital gains	13,355,445	—

As of July 31, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$213,053,994
Gross tax unrealized appreciation	34,534,067
Gross tax unrealized depreciation	(4,105,831)
Net tax unrealized appreciation (a)	30,428,236
Undistributed ordinary income	2,740,752
Undistributed long-term capital gain	2,085,746
Total distributable earnings	4,826,498
Other accumulated gains/(losses)	(18,410,784)
Total accumulated earnings/(losses)	$16,843,950

(a)	The difference between book basis and tax basis net unrealized appreciation and cost are attributable primarily to the tax deferral of losses on wash sales adjustments.

At July 31, 2023, the Fund had short-term and long-term capital loss carryforwards of $17,822,443 and $588,341, respectively. These capital losses may be carried forward indefinitely to offset future gains.

O’Shaughnessy Market Leaders Value Fund

Notes to Financial Statements (Continued)
at July 31, 2023

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, tariffs and global trade concerns, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•
Sector Risk. To the extent a Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

•
Foreign Securities and Emerging Markets Risk. The risks of investing in the securities of foreign issuers, including emerging market issuers and depositary receipts, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues. These risks are greater in emerging markets.

•
Depositary Receipt Risk. The Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

•
Small- and Medium-Sized Companies Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
REITs and Foreign Real Estate Company Risk. Investing in REITs and foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as tax compliance risks, and may involve duplication of management fees and other expenses. REITs and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

•
Frontier Markets Risk. There is an additional increased risk of price volatility associated with frontier market countries (pre-emerging markets), which may be further magnified by currency fluctuations relative to the U.S. dollar. Frontier market countries generally have smaller economies or less developed capital markets than in more advanced emerging markets and, as a result, the risks of investing in emerging market countries may be magnified in frontier market countries.

O’Shaughnessy Market Leaders Value Fund

Notes to Financial Statements (Continued)
at July 31, 2023

NOTE 9 – PRINCIPAL RISKS (Continued)

•
Value Style Investing Risk. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2023, National Financial Services LLC, for the benefit of their customers, owned 32.33% of the outstanding shares of the Fund.

NOTE 11 – TRUSTEES AND OFFICERS

At a meeting held on June 22-23, 2023, the Board of Trustees of the Trust appointed Ms. Lillian A. Kabakali the Assistant Secretary of the Trust, effective July 10, 2023. Effective July 20, 2023, Mr. Michael L. Ceccato retired from his service as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. At a meeting held on July 20, 2023, the Board of Trustees of the Trust appointed Joseph Kolinsky as the successor Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust, effective July 20, 2023.

O’Shaughnessy Market Leaders Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
O’Shaughnessy Mutual Funds

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of the O’Shaughnessy Market Leaders Value Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 29, 2023

O’Shaughnessy Market Leaders Value Fund

Notice to Shareholders
at July 31, 2023 (Unaudited)

For the year ended July 31, 2023, the Fund designated $5,064,766 as ordinary income and $13,355,445 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended July 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended July 31, 2023, was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended July 31, 2023, was 0.00%.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-291-7827 or on the U.S. Securities and Exchange Commission’s (SEC’s) website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-291-7827. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-877-291-7827.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll-free at 1-877-291-7827 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

O’Shaughnessy Market Leaders Value Fund

Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office and		Complex	Held During
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust	Time Served*	During Past Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

David G. Mertens	Trustee	Indefinite	Partner and Head of Business	1	Trustee,
(age 63)		term; since	Development QSV Equity		Advisors Series
615 E. Michigan Street		March 2017.	Investors, LLC, formerly Ballast Equity		Trust (for series
Milwaukee, WI 53202			Management, LLC (a privately-held		not affiliated with
			investment advisory firm) (February		the Fund).
2019 to present); Managing Director
and Vice President, Jensen Investment
Management, Inc. (a privately-held
investment advisory firm) (2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly Manager,	1	Trustee,
(age 76)		term; since	President, CEO, U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		September 2008.	Services, LLC and its predecessors		Trust (for series
Milwaukee, WI 53202			(May 1991 to July 2017).		not affiliated with
the Fund).

Raymond B. Woolson	Chairman of	Indefinite	President, Apogee Group, Inc.	1	Trustee,
(age 64)	the Board	term; since	(financial consulting firm)		Advisors Series
615 E. Michigan Street		January 2020.	(1998 to present).		Trust (for series
Milwaukee, WI 53202	Trustee	Indefinite			not affiliated with
		term; since			the Fund);
		January 2016.			Independent
Trustee,
DoubleLine
Funds Trust (an
open-end
investment
company with
19 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Income
Solutions Fund,
and DoubleLine
Yield
Opportunities
Fund from 2010
to present;
Independent
Trustee,
DoubleLine ETF
Trust (an open-
end investment
company with
2 portfolios)
from March
2022 to present.

O’Shaughnessy Market Leaders Value Fund

Information About Trustees and Officers (Continued)
(Unaudited)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office and		Complex	Held During
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust	Time Served*	During Past Five Years	Trustee(2)	Years(3)
Independent Trustees(1) (Continued)

Michele Rackey	Trustee	Indefinite	Chief Executive Officer, Government	1	Trustee,
(age 64)		term; since	Employees Benefit Association (GEBA)		Advisors Series
615 E. Michigan Street		January 2023.	(benefits and wealth management		Trust (for series
Milwaukee, WI 53202			organization) (2004 to 2020); Board		not affiliated with
			Member, Association Business		the Fund).
Services Inc. (ABSI) (for-profit
subsidiary of the American Society
of Association Executives)
(2019 to present).

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and Administration,
(age 54)	Chief	term; since	U.S. Bank Global Fund Services (February 1996 to present).
615 E. Michigan Street	Executive	December 2018.
Milwaukee, WI 53202	Officer and
Principal
Executive
Officer

Kevin J. Hayden	Vice	Indefinite	Vice President, Compliance and Administration,
(age 52)	President,	term; since	U.S. Bank Global Fund Services (June 2005 to present).
615 E. Michigan Street	Treasurer,	January 2023.
Milwaukee, WI 53202	Principal
Financial
Officer

Cheryl L. King	Assistant	Indefinite	Vice President, Compliance and Administration,
(age 61)	Treasurer	term; since	U.S. Bank Global Fund Services (October 1998 to present).
615 E. Michigan Street		January 2023.
Milwaukee, WI 53202

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 41)	Treasurer	term; since	U.S. Bank Global Fund Services (July 2010 to present).
615 E. Michigan Street		December 2018.
Milwaukee, WI 53202

Joseph R. Kolinsky	Vice	Indefinite	Vice President, U.S. Bank Global Fund Services
(age 52)	President,	term; since	(May 2023 to present); Chief Compliance Officer, Chandler Asset
2020 E. Financial Way, Suite 100	Chief	July 2023.	Management, Inc. (2020 to 2022); Director, Corporate Compliance,
Glendora, CA 91741	Compliance		Pacific Life Insurance Company (2018 to 2019).
Officer and
AML Officer

O’Shaughnessy Market Leaders Value Fund

Information About Trustees and Officers (Continued)
(Unaudited)

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers (Continued)

Elaine E. Richards	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services
(age 55)	President	term; since	(July 2007 to present).
2020 E. Financial Way, Suite 100	and	September 2019.
Glendora, CA 91741	Secretary

Lillian A. Kabakali	Assistant	Indefinite	Assistant Vice President, U.S. Bank Global Fund Services
(age 42)	Secretary	term; since	(April 2023 to present); Vice President, Compliance, Guggenheim
2020 E. Financial Way, Suite 100		July 2023.	Partners Investment Management Holdings, LLC
Glendora, CA 91741			(April 2019 to April 2023); Senior Associate, Compliance,
Guggenheim Partners Investment Management Holdings, LLC
(January 2018 to April 2019).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. Joe Redwine’s term as Independent Trustee has been extended for an additional three years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of July 31, 2023, the Trust was comprised of 35 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-291-7827.

O’Shaughnessy Market Leaders Value Fund

Privacy Notice

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
O’Shaughnessy Asset Management, LLC
6 Suburban Avenue
Stamford, Connecticut 06901

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus, please call 1-877-291-7827.

(b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2023	FYE 7/31/2022
Audit Fees	$17,400	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2023	FYE 7/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2023	FYE 7/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   10/4/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   10/4/2023

By (Signature and Title)*    /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial
Officer

Date   10/4/2023

* Print the name and title of each signing officer under his or her signature.